EXHIBIT 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 20, 1998, included in the Northern Trust Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.



   Chicago, Illinois                              /s/ ARTHUR ANDERSEN LLP
   March 18, 1998                                 -----------------------
                                                      ARTHUR ANDERSEN LLP